UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2009
                                                         -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

       Delaware                        0-28815                 06-1241321
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State or other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)


         13  North Street, Litchfield, Connecticut      06759
         -----------------------------------------      -----
          (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 8      Other Events
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     Item 8.01.    Other Events.
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      On October 26, 2009, First Litchfield Financial Corporation ("Litchfield")
announced that it had entered into an Agreement and Plan of Merger, dated as of October 25, 2009 (the "Merger Agreement") by and among Litchfield, The First National Bank of Litchfield, Litchfield's wholly-owned banking subsidiary, and Union Savings Bank ("Union"), that provides for the merger of Litchfield and The First National Bank of Litchfield with and into Union.

      On November 10, 2009, Litchfield mailed a letter to its shareholders informing them that the Merger Agreement precludes Litchfield from declaring or paying cash or stock dividends in connection with its Common Stock. The letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits
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     Item 9.01.    Financial Statements and Exhibits.
                   ---------------------------------

          (a)    Not Applicable.

          (b)    Not Applicable.

          (c)    Not Applicable.

          (d)    Exhibits.
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                  99.1  Letter to Shareholders dated November 10, 2009.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      FIRST LITCHFIELD FINANCIAL CORPORATION

                                      By  /s/ JOSEPH J. GRECO
                                          Joseph J. Greco
                                          President and Chief Executive Officer


Dated:  November 10, 2009

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